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Alliance
Treasury
Reserves

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                          Alliance Capital [LOGO](R)

Annual Report
June 30, 2000

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

LETTER TO SHAREHOLDERS                               Alliance Treasury Reserves
===============================================================================

August 2, 2000

Dear Shareholder:

We are pleased to provide you with an update of Alliance Treasury Reserves for the annual reporting period ended June 30, 2000.

U.S. financial markets were anticipating some signs of a slowdown for the first half of 2000--some sign that past Fed rate hikes were having an effect and that little, if any, further tightening would be necessary. The U.S. economy, however, has continued to grow. The U.S. Commerce Department recently reported that the U.S. economy grew at an impressive, seasonally-adjusted annual rate of +5.2% during the spring quarter. Inflation, as measured by the broad and reliable gross domestic purchases and personal consumption price indices, held stable at 2.5% on a year-earlier basis. The second-quarter growth number, well above the 3.5% to 4.0%, consensus and actually faster than a downward-revised quarter-one growth rate of +4.8%, created immediate anxiety. As a result, interest rates headed higher and stock prices headed lower.

The U.S. economy's gross domestic product report does, however, give evidence to some signs of cooling off. For example, a key measure of aggregate demand (real final sales) slowed sharply to +4.2% from +6.7% in the first quarter. Monthly evidence that consumers had taken a break from their long-running shopping spree was confirmed. Household spending dipped to just +3.0% in the second quarter versus +7.6% in the first quarter. Unwanted inventories added a full percentage point to second-quarter growth. We also believe that a more meaningful comparison can be made between growth during the second half of 1999 (+7.0%) and growth during the first half of this year (+5.0%).

In his late-July Congressional testimony, Fed Chairman Alan Greenspan laid out an upbeat forecast for the U.S. economy and rendered a somewhat self-congratulatory assessment of the role the Federal Reserve has played in securing that future. To be sure, we welcome his endorsement of both the "New Economy" paradigm and our own bullishness about accelerating productivity. The subsequent report on employment costs, showing a quarter-to-quarter gain of only 1.0% in the spring versus a 1.4% rise in the first quarter, and the soon-to-be-released report on second-quarter productivity, should help to validate the Chairman's optimism. Mr. Greenspan is repositioning the Fed to play a more reactive role going forward. He understands that financial markets should and must take the lead role in terms of steering the New Economy. As a consequence, although we still believe the Fed will tighten further, we look for that tightening to come late in the year and only after the bond market has laid the groundwork.

As for U.S. financial markets, the road to higher prices will be a bit bumpier than we expected. Inaction by the Fed toward the end of August could open the window to the upside, but for now we see more volatility than opportunity. With an election in front of us, the next several months could be a difficult time for investors. Therefore investors may want to use periods of asset market strength to establish more defensive positions.

We appreciate your investment in the portfolios of Alliance Treasury Reserves and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Ronald M. Whitehill

Ronald M. Whitehill
President

STATEMENT OF NET ASSETS
June 30, 2000                                        Alliance Treasury Reserves
===============================================================================

 Principal
  Amount
   (000)   Security                     Yield                         Value
-------------------------------------------------------------------------------
           U.S. GOVERNMENT
           OBLIGATIONS - 64.8%
           U.S. TREASURY
           NOTES - 47.0%
$   11,000 4.00% 10/31/00...........     6.05%                   $ 10,922,870
     7,000 4.50% 9/30/00............     5.99                       6,972,873
     5,000 4.63% 11/30/00...........     6.24                       4,966,790
   144,000 5.13% 8/31/00............     6.03                     143,741,348
    10,000 5.38% 7/31/00............     5.80                       9,995,136
    72,000 6.00% 8/15/00............     5.73                      72,006,378
    62,000 6.13% 7/31/00............     5.71                      62,010,803
    59,000 6.25% 8/31/00............     5.80                      59,021,413
                                                                 ------------
                                                                  369,637,611
                                                                 ------------
           U.S. TREASURY
           BILLS - 17.8%
$   12,000 8/03/00...................   5.64                       11,939,363
    15,000 8/03/00...................   5.67                       14,923,688
    15,000 9/07/00...................   5.77                       14,840,483
    20,000 9/07/00...................   5.79                       19,786,744
    20,000 9/07/00...................   5.81                       19,786,083
    10,000 8/03/00...................   5.85                        9,947,750
    15,000 8/17/00...................   5.85                       14,888,571
    10,000 8/31/00...................   5.90                        9,902,908
     8,000 8/31/00...................   5.90                        7,922,259
    10,000 8/17/00...................   5.91                        9,924,931
     6,000 8/10/00...................   6.04                        5,961,570
                                                                 ------------
                                                                  139,824,350
                                                                 ------------
           Total U.S. Government
           Obligations
           (amortized cost
           $509,461,961)..............                            509,461,961
                                                                 ------------
           REPURCHASE
           AGREEMENTS - 34.3%
           ABN AMRO
   30,000  6.42%, dated 6/28/00,
           due 7/13/00 in the
           amount of $30,080,250
           (cost $30,000,000;
           collateralized by
           $23,333,000 U.S. Treasury
           Bond, 8.875%, 2/15/19,
           value $30,751,848) (a).....  6.42                      30,000,000

           Bear Stearns & Co.
   16,000  6.38%, dated 6/28/00,
           due 7/12/00 in the
           amount of $16,039,667
           (cost $16,000,000;
           collateralized by
           $17,555,000 U.S. Treasury
           Bond, 5.50%, 8/15/28,
           value $16,455,308) (a).....  6.38                      16,000,000
           Deutsche Morgan Grenfell
    7,100  6.37%, dated 6/30/00,
           due 7/05/00 in the
           amount of $7,106,282
           (cost $7,100,000;
           collateralized by
           $7,063,761 U.S. Treasury
           Bond, 8.50%, 2/20/15,
           value $7,242,623)..........  6.37                       7,100,000
           First Boston Corp.
   30,000  6.42%, dated 6/29/00,
           due 7/31/00 in the
           amount of $30,171,200
           (cost $30,000.000;
           collateralized by
           $25,031,000 U.S. Treasury
           Bond, 8.125%, 5/15/21,
           value $30,745,108) (a).....  6.42                      30,000,000
           First Chicago Corp.
   30,000  6.35%, dated 6/29/00,
           due 7/20/00 in the
           amount of $30,111,125
           (cost $30,000,000;
           collateralized by
           $18,496,000 U.S. Treasury
           Note, 6.50%, 10/15/06,
           value $18,969,709 and
           $10,145,000 U.S. Treasury
           Bond, 10.375%, 11/15/09,
           value $11,753,934) (a).....  6.35                      30,000,000
           Goldman Sachs & Co.
   18,000  6.00%, dated 6/30/00,
           due 7/03/00 in the
           amount of $18,009,000
           (cost $18,000,000;
           collateralized by
           $18,360,000 U.S. Treasury
           Bond, 6.00%, 2/15/26,
           value $18,395,000).........  6.00                      18,000,000

                                                      Alliance Treasury Reserves
===============================================================================

 Principal
  Amount
   (000)   Security                     Yield                         Value
-------------------------------------------------------------------------------

           Morgan (J.P.) & Co.
$  14,000  6.37%, dated 6/28/00,
           due 7/19/00 in the
           amount of $14,052,022
           (cost $14,000,000;
           collateralized by
           $13,966,000 U.S. Treasury
           Bond, 6.25%, 8/15/23,
           value $14,377,234) (a).....  6.37                   $   14,000,000
           Morgan Stanley
           Dean Witter
   25,000  6.38%, dated 6/28/00,
           due 7/20/00 in the
           amount of $25,097,472
           (cost $25,000,000;
           collateralized by
           $18,750,000 U.S. Treasury
           Bond, 9.875%, 11/15/15,
           value $25,617,188) (a).....  6.38                      25,000,000
           Paribas Corp.
   30,000  6.40%, dated 6/29/00,
           due 7/13/00 in the
           amount of due $30,074,667
           (cost $30,000,000;
           collateralized by
           $30,201,000 U.S. Treasury
           Note, 5.375%, 2/15/01,
           value $30,612,160) (a).....  6.40                      30,000,000
           Salomon Smith
           Barney, Inc.
   15,000  6.37%, dated 6/28/00,
           due 7/19/00 in the
           amount of $15,055,738
           (cost $15,000,000;
           collateralized by
           $11,030,000 U.S. Treasury
           Bond, 12.00%, 8/15/13,
           value $15,388,274) (a).....  6.37                       15,000,000
           SBC Warburg
   25,000  6.50%, dated 6/27/00,
           due 7/05/00 in the
           amount of $25,036,111
           (cost $25,000,000;
           collateralized by
           $25,856,000 U.S. Treasury
           Note, 5.625%, 2/15/06,
           value $25,625,896).........  6.50                      25,000,000
           State Street Bank and
           Trust Co.
   29,300  6.40%, dated 6/30/00,
           due 7/03/00 in the
           amount of $29,315,627
           (cost $29,300,000;
           collateralized by
           $29,740,000 U.S. Treasury
           Note, 6.50%, 5/31/01,
           value $29,888,700).........  6.40                      29,300,000
                                                               -------------
           Total Repurchase
           Agreements
           (amortized cost
           $269,400,000)..............                           269,400,000
                                                               -------------
           TOTAL INVESTMENTS - 99.1%
           (amortized cost
           $778,861,961)..............                           778,861,961
           Other assets less
           liabilities - 0.9%.........                             6,927,545
                                                               -------------
           NET ASSETS - 100%
           (offering and redemption
           price of $1.00 per share;
           785,745,500 shares
           outstanding)...............                         $ 785,789,506
                                                               =============

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(a)   Repurchase agreements which are terminable within 7 days.

      See notes to financial statements.

STATEMENT OF OPERATIONS
June 30, 2000                                        Alliance Treasury Reserves
===============================================================================

INVESTMENT INCOME
   Interest......................................................$   44,848,562
EXPENSES
   Advisory fee (Note B..........................................$    4,170,967
   Distribution assistance and administrative service (Note C)....    3,278,674
   Transfer agency (Note B).......................................      414,831
   Custodian fees.................................................      186,133
   Registration fees..............................................      139,777
   Printing.......................................................      106,021
   Audit and legal fees...........................................       30,732
   Trustees' fees.................................................       10,466
   Miscellaneous..................................................        4,332
                                                                  -------------
   Total expenses.................................................    8,341,933
                                                                  -------------
   Net investment income............................................................   36,506,629
REALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions...................       35,186
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS...............................................         $  36,541,815
                                                                  =============

STATEMENT OF CHANGES IN NET ASSETS
===============================================================================

                                                   Year Ended      Year Ended
                                                  June 30, 2000   June 30, 1999
                                                  -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income .........................$  36,506,629   $  30,198,204
   Net realized gain on investment transactions ..       35,186          10,597
                                                  -------------   -------------
   Net increase in net assets from operations ....   36,541,815      30,208,801
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................  (36,506,629)    (30,198,204)
   Net realized gain on investments ..............           -0-           (728)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase (decrease) (Note E) ..............  (25,997,606)     71,685,912
                                                  -------------   -------------
   Total increase (decrease) .....................  (25,962,420)     71,695,781
NET ASSETS
   Beginning of period ...........................  811,751,926     740,056,145
                                                  -------------   -------------
   End of period..................................$ 785,789,506   $ 811,751,926
                                                  =============   =============

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See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2000                                        Alliance Treasury Reserves
===============================================================================

NOTE A: Significant Accounting Policies

Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves and Alliance Treasury Reserves (the "Portfolio"), each of which is considered to be a separate entity for financial reporting and tax purposes. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Valuation of Securities

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Certain illiquid securities containing unconditional puts at par value are also valued at amortized cost.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Dividends

The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. Investment Income and Investment Transactions

Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

5. Repurchase Agreements

It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

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NOTE B: Advisory Fee and Transactions with an Affiliate of the Adviser

The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50% on the first $1.25 billion of average daily net assets; .49% on the next $.25 billion; .48% on the next $.25 billion; .47% on the next $.25 billion; .46% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. No reimbursement was required for the year ended June 30, 2000.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $208,067 for the year ended June 30, 2000.

For the year ended June 30, 2000, the Fund's expenses were reduced by $3,496 under an expense offset arrangement with Alliance Fund Services, Inc.

NOTES TO FINANCIAL STATEMENTS
(continued)                                          Alliance Treasury Reserves
===============================================================================

NOTE C: Distribution Assistance and Administrative Services Plan

Under this Plan, the Portfolio pays Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, a distribution fee at the annual rate of .25% of the average daily value of the Portfolio's net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 2000, the distribution fee amounted to $2,085,483. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing share holder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 2000, such payments by the Portfolio amounted to $1,193,191, a substantial portion of which was paid to the Adviser and its affiliates.

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NOTE D: Investment Transactions

At June 30, 2000, the cost of investments for federal in come tax purposes was the same as the cost for financial reporting purposes. At June 30, 2000, the Portfolio had accumulated undistributed net realized gains of $44,006.

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NOTE E: Transactions in Shares of Beneficial Interest

An unlimited number of shares ($.001 par value) are authorized. At June 30, 2000, capital paid-in aggregated $785,745,500. Transactions, all at $1.00 per share, were as follows:

                                           Year Ended     Year Ended
                                            June 30,        June 30,
                                             2000            1999
                                        --------------  --------------
Shares sold ...........................  2,971,684,193   2,440,073,136
Shares issued on reinvestments
  of dividends ........................     36,506,629      30,198,204
Shares redeemed ....................... (3,034,188,428) (2,398,585,428)
                                        --------------   --------------
Net increase (decrease) ...............    (25,997,606)     71,685,912
                                        ==============  ==============

FINANCIAL HIGHLIGHTS                                 Alliance Treasury Reserves
===============================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                 Year Ended June 30,
                        ------------------------------------------------------------------
                        2000         1999           1998           1997            1996
                        --------     -------        -------        --------        -------
Net asset value,
  beginning of
  period .....             $1.00       $1.00          $1.00           $1.00          $1.00
                           -----       -----          -----           -----          -----
Income from
Investment Operations
Net investment
  income ........           .044        .039(a)        .045(a)         .044(a)        .047(a)
                           -----       -----          -----           -----          -----
Less: Dividends
Dividends from net
  investment income ..     (.044)      (.039)         (.045)          (.044)         (.047)
                           -----       -----          -----           -----          -----
Net asset value,
  end of period ......     $1.00       $1.00          $1.00           $1.00          $1.00
                           =====       =====          =====           =====          =====
Total Return
Total investment return
  based on net
  asset value (b)           4.47%       3.96%          4.63%           4.53%          4.77%
Ratios/Supplemental Data
Net assets, end of
  period
  (in thousands) .      $785,790    $811,752       $740,056        $704,084       $700,558
Ratios to average
  net assets of:
  Expenses, net of
  waivers and
  reimbursements ...        1.00%       1.00%           .95%            .85%           .81%
  Expenses, before
  waivers and
  reimbursements ...        1.00%       1.02%          1.01%           1.00%          1.05%
  Net investment
  income ...........        4.38%       3.88%(a)       4.53%(a)        4.43%(a)       4.64%(a)

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(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS                    Alliance Treasury Reserves
===============================================================================

To the Board of Trustees and Shareholders of Alliance Treasury Reserves Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Treasury Reserves Portfolio (the "Fund") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended June 30, 1999, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated July 23, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
July 28, 2000

                                                    Alliance Treasury Reserves
===============================================================================

Alliance Treasury Reserves
1345 Avenue of the Americas
New York, NY 10105
Toll-free 1(800)221-5672

TRUSTEES

Dave H. Williams, Chairman
John D. Carifa
Sam Y. Cross (1)
Charles H.P. Duell (1)
William H. Foulk, Jr. (1)
David K. Storrs (1)
Shelby White (1)

OFFICERS

Dave H. Willliams, Chairman
Ronald M. Whitehill, President
Kathleen A. Corbet, Senior Vice President
Andrew M. Aran, Senior Vice President
Drew A. Biegel, Senior Vice President
John R. Bonczek, Senior Vice President
Doris T. Ciliberti, Senior Vice President
Robert I. Kurzweil, Senior Vice President
Wayne D. Lyski, Senior Vice President
Patricia Ittner, Senior Vice President
Raymond J. Papera, Senior Vice President
Kenneth T. Carty, Vice President
John F. Chiodi, Jr., Vice President
Maria R. Cona, Vice President
John Dona, Vice President
William J. Fagan, Vice President
Linda D. Kelley, Vice President
Joseph R. LaSpina, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and
   Chief Financial Officer
Vincent S. Noto, Controller

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1912
Boston, MA 02105

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

Alliance Fund Services
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

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(1)   Members of the Audit Committee.


9
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                                                              -----------------
Alliance Treasury Reserves                                         BULK RATE
1345 Avenue of the Americas, New York, NY 10105                  U.S. POSTAGE
Toll free 1 (800) 221-5672                                           PAID
                                                                 New York, NY
Yields. For current recorded yield information on Alliance      Permit No. 7131
Treasury Reserves, call on a touch-tone telephone toll-free   -----------------
(800) 251-0539 and press the following sequence of keys:

-  -  -  -  -  -  -
*  *  1  2  9  0  #
-  -  -  -  -  -  -

For non-touch-tone telephones, call toll-free (800) 221-9513
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Alliance Capital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ATRAR600